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THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated September 4, 2020

to the

THORNBURG FUNDS PROSPECTUS

dated February 1, 2020, as supplemented March 16 and 24, June 1, June 19, and July 16, 2020

IMPORTANT NOTICE REGARDING CHANGES TO FUND NAME, PRINCIPAL INVESTMENT STRATEGIES,
PRINCIPAL INVESTMENT RISKS, AND BENCHMARK INDEX

Changes Relating to Thornburg Low Duration Income Fund

The Board of Trustees of Thornburg Investment Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Thornburg Low Duration Income Fund (the “Fund”), changes to the Fund’s name, the Fund’s principal investment strategies and principal risks, and to the benchmark index of the Fund. On July 31, 2020, the Fund filed an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. This filing is subject to review by the SEC and is expected to become effective approximately 60 days after filing. It is currently expected that these changes will become effective on or about September 30, 2020. Accordingly, effective on or about September 30, 2020, the following changes are expected to be reflected in the Fund’s registration statement.

Change to the Fund Name

The Fund’s name will be changed to “Thornburg Ultra Short Income Fund.”

Changes to the Principal Investment Strategies

The Fund’s principal investment strategies will be revised to read as follows:

Thornburg Investment Management Inc. (“Thornburg”) actively manages the Fund’s holdings in pursuing the Fund’s investment goal. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, or to otherwise respond to current market conditions.

Under normal conditions, the Fund invests at least 80% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund may purchase debt obligations such as corporate debt, mortgage-backed securities, other asset-backed securities, municipal securities, and short-term commercial paper and bankers’ acceptances. The Fund may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg anticipates foreign securities offer more investment potential. The Fund may invest in debt obligations which are rated by S&P Global Ratings or Moody’s Investors Services, Inc. at the time of purchase as below investment grade or, if no credit rating is available, are judged to be of comparable quality by Thornburg, but such investments will be less than 20% of the Fund’s net assets under normal conditions. The Fund may also purchase or sell futures contracts and options on futures contracts, or enter into swap agreements, to hedge against a decline in the value of the Fund’s other investments, to manage portfolio duration, or for cash management purposes.

Because the magnitude of changes in the value of interest- bearing obligations is greater for obligations with longer durations given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 0.5 would be expected to change in price by approximately 0.5% in response to a 1% change in interest rates. There is no limitation on the duration or maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection, and diversification.

Addition of Principal Risks

Pursuant to the Fund’s revised principal investment strategies, the Fund will be subject to the following additional principal risks:

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Derivatives Risk – The Fund’s investments in futures, options, and swaps involve the risks associated with the securities or other assets underlying those derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to the transaction to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in such derivatives, and difficulties in valuing such derivatives.

Change to the Benchmark Index

The ICE BofAML U.S. Treasury Bill Index will replace the Bloomberg Barclays US Aggregate 1-3 Year Total Return Index Value Unhedged USD as the Fund’s benchmark index.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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